UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2017

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 8.01 below is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 6, 2017, Amyris, Inc. (the “Company”) issued a press release regarding the matters discussed herein.

The information in this Item 7.01 to Current Report on Form 8-K and the Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed’ for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 5, 2017, the Company filed a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a fifteen-to-one reverse stock split of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), effective as of the close of business, Eastern Time, on June 5, 2017 (the “Reverse Stock Split”), as well as a reduction in the total number of authorized shares of Common Stock from 500,000,000 to 250,000,000 (the “Authorized Share Reduction”). As previously reported, the Company’s stockholders approved the amendment to the Company’s Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction at the Company’s 2017 Annual Meeting of Stockholders held on May 23, 2017. The approval of the Reverse Stock Split and the Authorized Share Reduction by the Company’s stockholders was previously reported in a Current Report on Form 8-K filed by the Company with the SEC on May 25, 2017, which is incorporated herein by reference. The Reverse Stock Split and the Authorized Share Reduction are further described in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the SEC on April 27, 2017, and all of such disclosure is incorporated herein by reference.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The NASDAQ Global Select Market on June 6, 2017. The trading symbol for the Common Stock will remain “AMRS.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 03236M200.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release, dated June 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: June 6, 2017	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated June 6, 2017